CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8, of our report relating to the Financial Statements of Las Vegas Entertainment Network, Inc.



HOLLANDER, LUMER & CO. LLP.


Sherman Oaks, California
February 19, 1999